                                                                    EXHIBIT 23.5

                       CONSENT OF INDEPENDENT ACCOUNTANTS

        We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of Amazon.com, Inc. of our report dated May 3, 1999, relating to the financial statements of e-Niche Incorporated, which appears in the Current Report on Form 8-K of Amazon.com, Inc. filed May 12, 1999.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 8, 1999